                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: October 1, 1999
              Date of Earliest Event Reported: September 30, 1999

                      INTERMEDIA CAPITAL PARTNERS IV, L.P.
             (Exact Name of Registrant as Specified in its Charter)

                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)

             333-11893                            94-3247750
     (Commission File Number)          (I.R.S. Employer Identification No.)

                        235 MONTGOMERY STREET, SUITE 420
                        SAN FRANCISCO, CALIFORNIA 94104
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (415) 616-4600

ITEM 5.   OTHER EVENTS.

     On September 30, 1999, the Registrant and its wholly-owned subsidiary InterMedia Partners IV Capital Corp. (together, the "Offerors") extended their tender offer (the "Tender") for their 11 1/4% Senior Notes due 2006 (the "Notes"). The new expiration time for the Tender Offer is 12:00 noon, New York City time, on October 1, 1999, unless further extended or abandoned.

     On October 1, 1999, the Offerors announced (i) the expiration of the Tender Offer and (ii) the aggregate principal amount of Notes tendered and accepted in the Tender Offer.

This Form 8-K is qualified in tis entirety by (i) the text of the press release, dated October 1, 1999, announcing the expiration and results of the Tender Offer; (ii) the text of the press release, dated September 30, 1999, informing the holders of the new expiration time; (iii) the text of the press release, dated September 28, 1999, announcing the pricing of the Notes; (iv) the text of the press release, dated September 24, 1999, informing the holders of the new expiration time and the new price determination date; (v) the text of the press release, dated September 15, 1999, informing the holders that the requisite consents had been received from holders of the Notes (pursuant to the consent solicitation which relates to the Tender Offer) approving the proposed amendments, to the Indenture governing the Notes and informing the holders of the first extension of the Tender Offer; and (vi) the Offer to Purchase, dated August 31, 1999, and related materials relating to the Tender Offer and consent solicitation, which were filed as an exhibit to the Registrant's Form 8-K filed on August 31, 1999.

EXHIBITS.

  Exhibit No.    Description
  -----------    -----------
     4.1         Indenture between the Offerors and The Bank of New York, as trustee, dated as of July 30, 1996(1)

     4.2 First Supplemental Indenture, dated as of November 11, 1998, to the Indenture(2)


------------
(1) Incorporated herein by reference from the Registrant's Form S-4 (Registration Number 333-11893), filed with the Commission on September 12, 1996, as declared effective by the Commission on December 10, 1996.

(2) Incorporated herein by reference from the Registrant's Form 8-K, filed with the Commission on August 31, 1999.

(3) Incorporated herein by reference from the Registrant's Form 8-K, filed with the Commission on September 15, 1999.

  Exhibit No.    Description
  -----------    -----------
     99.1        Press Release, dated September 15, 1999(3)

     99.2 Offer to Purchase (and related materials relating to the Tender Offer and consent solicitation), dated August 31, 1999(2)

     99.3        Press Release, dated September 24, 1999(4)

     99.4        Press Release, dated September 28, 1999(5)

     99.5        Press Release, dated September 30, 1999

     99.6        Press Release, dated October 1, 1999

------------
(3) Incorporated herein by reference from the Registrant's Form 8-K, filed with the Commission on September 15, 1999.

(4) Incorporated herein by reference from the Registrant's Form 8-K, filed with the Commission on September 25, 1999.

(5) Incorporated herein by reference from the Registrant's Form 8-K, filed with the Commission on September 29, 1999.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 1999

                                       INTERMEDIA CAPITAL PARTNERS IV, L.P.


                            By: InterMedia Capital Management, LLC, its General
                                    Partner


                            By: InterMedia Management, Inc., its Managing Member


                            By: /s/ Robert J. Lewis
                               ----------------------------------
                               Robert J. Lewis
                               President

                                      EXHIBIT INDEX
                                      -------------

  Exhibit No.    Description
  -----------    -----------

     99.5        Press Release, dated September 30, 1999

     99.6        Press Release, dated October 1, 1999

------------